CENTER COAST MLP FOCUS FUND
A series of the Investment Managers Series Trust

Supplement Dated February 19, 2016
To the Prospectus Dated April 1, 2015

The second paragraph under the heading “YOUR ACCOUNT WITH THE FUND – Reduced Sales Charges – Class A Shares” beginning on page 29 of the Prospectus is deleted in its entirety and replaced with the following:

For purposes of calculating amounts eligible under rights of accumulation, you may take into account accumulated holdings in all Class A Shares of the Fund and any other fund managed by the Advisor that were purchased previously for accounts (a) (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, or (iv) in the name of your minor child under the age of 21, and (b) sharing the same mailing address (“Accounts”). Subject to your financial institution’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional Fund investment) or (b) the amount(s) you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals.

Please file this Supplement with your records.